ORYX TECHNOLOGY CORP.


                              ---------------------



                                  COMMON STOCK

                               PURCHASE AGREEMENT


                              ---------------------






                                 July ___, 2005

                                TABLE OF CONTENTS
                                -----------------


                                                                            PAGE

SECTION 1             Authorization and Sale of Common Stock...................1

         1.1      Authorization................................................1

         1.2      Sale of Common Stock.........................................1

SECTION 2             Closing Date; Delivery...................................1

         2.1      Closing Date.................................................1

         2.2      Delivery.....................................................1

SECTION 3             Representations and Warranties of the Company............2

         3.1      Organization and Standing....................................2

         3.2      Corporate Power..............................................2

         3.3      Capitalization...............................................2

         3.4      Authorization................................................2

         3.5      Financial Statements.........................................3

         3.6      Litigation...................................................3

         3.7      Offering.....................................................3

         3.8      Brokers or Finders...........................................4

SECTION 4             Representations and Warranties of the Purchasers.........4

         4.1      Accredited Investor; Experience..............................4

         4.2      Investment...................................................4

         4.3      Rule 144.....................................................4

         4.4      Further Limitations on Disposition...........................4

         4.5      Legends......................................................4

         4.6      Access to Data...............................................5

         4.7      Authorization................................................5

         4.8      Brokers or Finders...........................................5

         4.9      Tax Liability................................................5

SECTION 5             Conditions of the Purchasers' Obligations at Closing.....5

         5.1      Representations and Warranties Correct.......................5

         5.2      Covenants....................................................6

         5.3      Blue Sky.....................................................6

SECTION 6             Conditions of the Company's Obligations at Closing.......6

         6.1      Representations and Warranties Correct.......................6

         6.2      Covenants....................................................6

         6.3      Blue Sky.....................................................6

SECTION 7             Amendment of Registration Rights Agreement...............6

SECTION 8             Covenants of the Purchasers..............................7

SECTION 9             Miscellaneous............................................7

         9.1      Governing Law................................................7

         9.2      Survival.....................................................7

         9.3      Successors and Assigns.......................................7

         9.4      Entire Agreement; Amendment..................................7

         9.5      Notices, Etc.................................................7

         9.6      California Corporate Securities Law..........................8

         9.7      Expenses.....................................................8

         9.8      Counterparts.................................................8

         9.9      Severability.................................................8

         9.10     Titles and Subtitles.........................................8



SCHEDULES AND EXHIBITS

Schedule I      Purchasers

     A     Schedule of Exceptions
     B     Amended and Restated Certificate of Incorporation and Bylaws
     C     Financial Statements

                              ORYX TECHNOLOGY CORP.

                         COMMON STOCK PURCHASE AGREEMENT


         This Common Stock Purchase Agreement is made as of July 22, 2005 by and between Oryx Technology Corp., a Delaware corporation (the "Company"), and the purchasers named on Schedule I attached hereto (each, a "Purchaser" and, together, the "Purchasers").

                                   SECTION 1

                     Authorization and Sale of Common Stock
                     --------------------------------------

         1.1 Authorization. On or before the Closing (as defined in Section 2 below), the Company will authorize the sale and issuance of up to 120,975 shares (the "Shares") of its Common Stock (the "Common Stock").

         1.2 Sale of Common Stock. Subject to the terms and conditions hereof, the Company will issue and sell to each Purchaser and each Purchaser will buy from the Company severally, and not jointly, that number of shares of Common Stock at a purchase price of $1.50 per share as set forth next to such Purchaser's name on Schedule I. The obligation of each Purchaser to buy is separate and independent of the obligations to buy of all the other Purchasers.

                                   SECTION 2

                             Closing Date; Delivery
                             ----------------------

         2.1 Closing Date. The closing of the purchase and sale of the Common Stock hereunder shall be held at the offices of Manatt, Phelps & Phillips, LLP, 1001 Page Mill Road, Building 2, Palo Alto, California at 10:00 a.m., local time, on July 22, 2005 (the "Closing") or at such other time and place upon which the Company and Purchasers purchasing fifty percent (50%) or more of the shares of Common Stock to be sold pursuant to this Agreement shall agree. The date of such Closing is referred to herein as the "Closing Date."

         2.2 Delivery. At the Closing, the Company will deliver to each Purchaser a certificate or certificates, registered in the Purchaser's name representing the number of Shares purchased by such Purchaser at the Closing as set forth on Schedule I, against payment of the purchase prices therefor by (i) check payable to the Company or (ii) wire transfer pursuant to the Company's instructions.

                                   SECTION 3

                  Representations and Warranties of the Company
                  ---------------------------------------------

         Except as set forth on the Company's Schedule of Exceptions attached hereto as Exhibit B, the Company hereby represents and warrants to each Purchaser as follows:

         3.1 Organization and Standing. The Company is a corporation duly organized and existing under, and by virtue of, the laws of the State of Delaware and is in good standing under such laws. The Company has the requisite corporate power and authority to own and operate its properties and assets and to carry on its business as presently conducted and as proposed to be conducted. The Company is presently qualified to do business in each state in which the failure to be so qualified would have a material adverse effect on the Company's business as now conducted. The Company has made available to each Purchaser copies of its Amended and Restated Certificate of Incorporation, as currently in effect, and its Bylaws, as amended to date, attached hereto as Exhibit B. Said copies are true, correct, and complete and contain all amendments through the Closing Date.

         3.2 Corporate Power. The Company will have at the Closing Date all requisite legal and corporate power and authority to execute and deliver this Agreement and to sell and issue the Shares hereunder.

         3.3 Capitalization. The authorized capital stock of the Company consists of 25,000,000 shares of Common Stock, of which 2,821,335 shares are issued and outstanding as of the Closing Date; and 3,000,000 shares of Preferred Stock, of which 45,000 shares have been designated "Series A Preferred," 750 of which are issued and outstanding. The outstanding shares of capital stock of the Company have been duly authorized and validly issued, and are fully paid and nonassessable. The Company has presently reserved 235,306 shares of its Common Stock for issuance to employees, consultants, and directors under its stock option plans. As of the date of this Agreement, there were options outstanding under the Company's stock option plans to purchase an aggregate of 217,806 shares of Common Stock and 17,500 remained available for future grant. The Company has outstanding warrants to purchase a total of 334,225 shares of Common Stock. Except as otherwise set forth in this Agreement, no options, warrants, subscriptions, or purchase rights of any nature (including any conversion or preemptive rights) to acquire from the Company shares of its capital stock or other securities are authorized, issued, or outstanding, nor is the Company obligated under its charter documents or under any agreement by which the Company is bound to issue shares of its capital stock or other securities except as contemplated by this Agreement. Except as provided in the Amended and Restated Certificate of Incorporation and this Agreement, there are no agreements, understandings, trusts, or other collaborative arrangements or understandings between the Company or any stockholder or, to the Company's knowledge, among any stockholders, concerning the voting of the capital stock of the Company.

         3.4 Authorization. All corporate action on the part of the Company, its directors, and its stockholders necessary for the authorization, execution, delivery, and performance of this Agreement and the authorization, sale, issuance, and delivery of the Shares has been taken or will be taken prior to the Closing. This Agreement, when executed and delivered by the Company, shall constitute the valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application relating to or affecting the enforcement of creditors' rights. The Shares when issued in compliance with the provisions of this Agreement and the Amended and Restated Certificate of Incorporation, will be validly issued, fully paid, and nonassessable and free and clear of any liens or encumbrances, other than any liens or encumbrances created by or imposed upon the holders; provided, however, that the Shares may be subject to restrictions on transfer under applicable state and/or federal securities laws.

         3.5 Financial Statements. Attached hereto as Exhibit C are the Company's audited balance sheet as of and the audited statement of operations and statement of cash flows for the twelve-month period ended February 28, 2005 (collectively, the "Financial Statements"). The Financial Statements are complete and correct, have been prepared in accordance with generally accepted accounting principles applied on a consistent basis throughout the periods indicated, and fairly present the financial position of the Company and its results of operations as of the respective dates and for the respective periods indicated. Except as set forth in the Financial Statements, the Company has no material liabilities, contingent of otherwise, other than (i) liabilities incurred in the ordinary course of business subsequent to February 28, 2005, and
(ii) obligations under contracts and commitments incurred in the ordinary course of business and not required under generally accepted accounting principles to be reflected in the Financial Statements, which, in both cases, individually or in the aggregate, are not material to the financial condition or operating results of the Company. Except as disclosed in the Financial Statements, the Company is not a guarantor or indemnitor of any indebtedness of any other person, firm or corporation.

         3.6 Litigation. There is no action, suit, proceeding or, to the Company's knowledge, investigation pending against the Company that questions the validity of this Agreement, or the right of the Company to enter into such agreements, or to consummate the transactions contemplated hereby or thereby, or that might result, either individually or in the aggregate, in any material adverse changes in the assets, condition, affairs or prospects of the Company, financially or otherwise, nor is the Company aware that there is any basis for the foregoing. The Company is not a party or subject to the provisions of any order, writ, injunction, judgment or decree of any court or government agency or instrumentality. There is no action, suit, proceeding or investigation by the Company currently pending or that the Company intends to initiate.

         3.7 Offering. Subject to the accuracy of the Purchasers' representations in Section 4 hereof and in written response to the Company's inquiries, the offer, sale and issuance of the Shares to be issued in conformity with the terms of this Agreement constitute a transactions exempt from the registration requirements of Section 5 of the Securities Act of 1933, as amended (the "Securities Act") and all applicable state blue sky laws, and neither the Company nor any authorized agent acting on its behalf will take any action hereafter that would cause the loss of such exemption.

         3.8 Brokers or Finders. The Company has not incurred, and will not incur, directly or indirectly, as a result of any action taken by the Company, any liability for brokerage or finders' fees or agents' commissions or any similar charges in connection with this Agreement.

                                   SECTION 4

                Representations and Warranties of the Purchasers
                ------------------------------------------------

         Each Purchaser hereby represents and warrants to the Company with respect to the purchase of the Shares as follows:

         4.1 Accredited Investor; Experience. Such Purchaser is an "accredited investor" as that term is defined in Rule 501 under the Securities Act. It has substantial experience in evaluating and investing in private placement transactions of securities in companies similar to the Company so that it is capable of evaluating the merits and risks of its investment in the Company and has the capacity to protect its own interests. It is capable of bearing a complete loss of its investment in the Company.

         4.2 Investment. Such Purchaser is acquiring the Shares as an investment for its own account, not as a nominee or agent, and not with the view to, or for resale in connection with, any distribution thereof. It understands that the Shares have not been and will not be registered under the Securities Act by reason of a specific exemption from the registration provisions of the Securities Act, the availability of which depends upon, among other things, the bona fide nature of the investment intent and the accuracy of such Purchaser's representations as expressed herein and in response to the Company's inquiries.

         4.3 Rule 144. Such Purchaser acknowledges that the Shares must be held indefinitely unless subsequently registered under the Securities Act or unless an exemption from such registration is available. It is aware of the provisions of Rule 144 promulgated under the Securities Act, which permit limited resale of shares purchased in a private placement, subject to the satisfaction of certain conditions, including, among other things, the existence of a public market for the shares, the availability of certain current public information about the Company, the resale occurring not less than one year after a party has purchased and paid for the security to be sold, the sale's being effected through a "broker's transaction" or in transactions directly with a "market maker" and the number of shares being sold during any three-month period not exceeding specified limitations.

         4.4 Further Limitations on Disposition. Without in any way limiting the representations set forth above, such Purchaser further agrees not to make any disposition of all or any portion of the Shares except in compliance with applicable securities laws.

         4.5 Legends. Such Purchaser understands that the Shares and any securities issued in respect thereof or exchange therefor, may bear legends similar to one or all of the following legends:

                (a) "THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THEY MAY NOT BE SOLD, OFFERED FOR SALE,
PLEDGED OR HYPOTHECATED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THE SECURITIES UNDER SUCH ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED."

                (b) Any legend required by the laws of the State of California.

                (c) Any legend required by the Blue Sky laws of any other state to the extent such laws are applicable to the shares represented by the certificate so legended.

         4.6 Access to Data. Such Purchaser has had an opportunity to discuss the Company's business, management, and financial affairs with its management and the opportunity to review the Company's facilities. It has also had an opportunity to ask questions of officers of the Company, which questions were answered to its satisfaction. It understands that such discussions, as well as any written information issued by the Company, were intended to describe certain aspects of the Company's business and prospects but were not a thorough or exhaustive description.

         4.7 Authorization. This Agreement when executed and delivered by such Purchaser, will constitute the valid and legally binding obligation of such Purchaser, enforceable against such Purchaser in accordance with its terms.

         4.8 Brokers or Finders. Such Purchaser has not, and will not, incur, directly or indirectly, as a result of any action taken by such Purchaser, any liability for brokerage or finders' fees or agents' commissions or any similar charges in connection with this Agreement.

         4.9 Tax Liability. Such Purchaser has reviewed with its own tax advisors the federal, state, local, and foreign tax consequences of this investment and the transactions contemplated by this Agreement. It has relied solely on such advisors and not on any statements or representations of the Company or any of its agents. It understands that it (and not the Company) shall be responsible for its own tax liability that may arise as a result of this investment or the transactions contemplated by this Agreement.

                                   SECTION 5

              Conditions of the Purchasers' Obligations at Closing
              ----------------------------------------------------

         The obligations of the Purchasers to purchase the Shares at the Closing are, at the option of the Purchasers, subject to the fulfillment of the following conditions as of the Closing Date:

         5.1 Representations and Warranties Correct. The representations and warranties made by the Company in Section 3 hereof shall have been true and correct when made and shall be true and correct as of the Closing Date as if made on the Closing Date (subject in each case to the exceptions set forth in the Schedule of Exceptions).

         5.2 Covenants. All covenants, agreements, and conditions contained in this Agreement to be performed by the Company on or prior to such Closing Date shall have been performed or complied with.

         5.3 Blue Sky. The Company shall have  obtained all  necessary  Blue Sky
law  permits  and  qualifications,   or  have  the  availability  of  exemptions
therefrom, required by any state for the offer and sale of the Shares.

                                   SECTION 6

               Conditions of the Company's Obligations at Closing
               --------------------------------------------------

         The Company's obligation to sell and issue the Shares is, at the option of the Company, subject to the fulfillment of the following conditions as of each Closing Date:

         6.1 Representations and Warranties Correct. The representations and warranties made by the Purchasers in Section 4 hereof shall have been true and correct in all material respects when made and shall be true and correct in all material respects on the Closing Date as if made on the Closing Date.

         6.2 Covenants. All covenants, agreements, and conditions contained in this Agreement to be performed by the Purchasers on or prior to the Closing Date shall have been performed or complied with in all material respects.

         6.3 Blue Sky. The Company shall have  obtained all  necessary  Blue Sky
law  permits  and  qualifications,   or  have  the  availability  of  exemptions
therefrom, required by any state for the offer and sale of the Shares.

                                   SECTION 7

                   Amendment of Registration Rights Agreement
                   ------------------------------------------

         The Company and each of the undersigned Purchasers hereby agree that the definition of "Common" in Section 1 of that certain Second Amended and Restated Registration Rights Agreement dated January 29, 2004 by and among the Company and the Investors named therein be amended to include the Shares issued under this Agreement as "Registrable Securities" as follows:

         "Common" shall mean shares of the Company's authorized Common Stock issued and sold by the Company pursuant to the 2001 Purchase Agreement, the July 2003 Purchase Agreement, the January 2004 Purchase Agreement and/or the Common Stock Purchase Agreement dated July __, 2005 by and among the Company and the Purchasers named herein."

                                   SECTION 8

                           Covenants of the Purchasers
                           ---------------------------

         Except as may be required by any law or regulation, each Purchaser agrees that it will maintain the confidentiality of any information obtained by it pursuant to this Agreement or by virtue of its relationship as a stockholder of the Company, which is not otherwise lawfully available from other sources, subject to the disclosure of information of a non-technical nature, including summary financial information, which such Purchaser is obligated to disclose to its partners and/or stockholders.

                                   SECTION 9

                                  Miscellaneous
                                  -------------

         9.1 Governing Law. This Agreement shall be governed in all respects by the internal laws of the State of California, without regard to the choice of law provisions thereof.

         9.2 Survival. The representations, warranties, covenants and agreements made herein shall survive any investigation made by the Purchasers and the closing of the transactions contemplated hereby.

         9.3 Successors and Assigns. Except as otherwise provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto; provided, however, that the rights of the Purchasers to purchase the Shares shall not be assignable without the prior written consent of the Company.

         9.4 Entire Agreement; Amendment. This Agreement and the other documents delivered pursuant hereto at the Closing constitute the full and entire understanding and agreement among the parties with regard to the subjects hereof and thereof, and no party shall be liable or bound to any other party in any manner by any warranties, representations or covenants except as specifically set forth herein or therein. Except as expressly provided herein, neither this Agreement nor any term hereof may be amended, waived, discharged or terminated other than by a written instrument signed by the party against whom enforcement of any such amendment, waiver, discharge or termination is sought.

         9.5 Notices, Etc. All notices and other communications required or permitted hereunder shall be in writing and shall be mailed by registered or certified mail, postage prepaid, or otherwise delivered by hand or by messenger, addressed (i) if to a Purchaser, to the Purchaser's address set forth on the signature page hereof, or to such other address as such Purchaser shall have furnished to the Company in writing, (ii) if to any other holder of any Shares, to such address as such holder shall have furnished the Company in writing, or, until any such holder so furnishes an address to the Company, then to the address of the last holder of such Shares who has so furnished an address to the Company, (iii) if to the Company, to its principal executive offices, located at 4340 Almaden Expressway, Suite 220, San Jose, California 95118, and addressed to the attention of the Chief Executive Officer, or to such other address as the

Company shall have furnished to the Purchasers. Each such notice or other communication shall for all purposes of this Agreement be treated as effective or having been given when delivered if delivered personally, or, if sent by mail, at the earlier of its receipt or 72 hours after the same has been deposited in a regularly maintained receptacle for the deposit of the United States mail, addressed and mailed as aforesaid.

         9.6 California Corporate Securities Law. THE SALE OF THE SECURITIES WHICH ARE THE SUBJECT OF THIS AGREEMENT HAS NOT BEEN QUALIFIED WITH THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA AND THE ISSUANCE OF SUCH SECURITIES OR THE PAYMENT OR RECEIPT OF ANY PART OF THE CONSIDERATION THEREFOR PRIOR TO SUCH QUALIFICATION IS UNLAWFUL UNLESS THE SALE OF SECURITIES IS EXEMPT FROM QUALIFICATION BY SECTION 25100, 25102 OR 25105 OF THE CALIFORNIA CORPORATIONS CODE. THE RIGHTS OF ALL PARTIES TO THIS AGREEMENT ARE EXPRESSLY CONDITIONED UPON SUCH QUALIFICATION BEING OBTAINED, UNLESS THE SALE IS SO EXEMPT.

         9.7 Expenses. The Company and the Purchasers shall each bear their own legal fees and other expenses with respect to this transaction.

         9.8 Counterparts. This Agreement may be executed in any number of counterparts, and by facsimile, each of which shall be enforceable against the parties actually executing such counterparts, and all of which together shall constitute one instrument.

         9.9 Severability. In case any one or more of the provisions contained in this Agreement shall for any reason be held invalid, illegal, or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provision of this Agreement and such invalid, illegal, or unenforceable provision shall be reformed and construed so that it will be valid, legal, and enforceable to the maximum extent permitted by law.

         9.10 Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

         IN WITNESS WHEREOF, this Common Stock Purchase Agreement is hereby executed as of the date first written above.

                                    COMPANY:

                                    ORYX TECHNOLOGY CORP.
                                    a Delaware corporation




                                    By: /s/ Philip J. Micciche
                                        --------------------------
                                        Philip J. Micciche
                                        President and Chief Executive Officer

                                        Address:    4340 Almaden Expressway
                                                    Suite 220
                                                    San Jose, California 95118


                                    PURCHASERS:


                                    VMR HIGH OCTANE FUND


                                    By:  /s/ John Banks and Paul Moran
                                         -----------------------------
                                         Name:  John Banks and Paul Moran
                                         Title:    Directors

                                    Address:     c/o Bridgewaters
                                                 P.O.Box 282
                                                 Victoria Street
                                                 Douglas, Isle of Man
                                                 1M99 2DR

                                    NORTHLEA PARTNERS LTD.


                                    By:   /s/ John H. Abeles
                                         -------------------
                                         Name:  John H. Abeles, M.D.
                                         Title: General Partner

                                    Address:  2365 NW 41st Street
                                              Boca Raton, Florida 33431


                                    SIGMA INTERNATIONAL II, L.P.,
                                    A Cayman Islands Limited Partnership

                                    By:  Lanton Investments, as General Partner


                                    By:   /s/ Richard Hubbard
                                          -------------------
                                          Name:  Richard Hubbard
                                          Title:    Director

                                    Address:     Rosemount
                                                 Ballakilpheric, Colby
                                                 Isle of Man, 1M9 4BS


                                    COLUMBUS NOVA INVESTMENTS I LTD.


                                    By:   /s/ Andrew Intrater
                                          -------------------
                                          Name:  Andrew Intrater
                                          Title:    Managing Partner

                                    Address:  c/o Columbus Nova, LLC
                                                  590 Madison Avenue, 38th Floor
                                                  New York, NY 10022

                                    W. JAMES TOZER, JR.


                                    /s/ W. James Tozer, Jr.
                                    -----------------------
                                    W. James Tozer, Jr.

                                    Address: c/o Vectra Management Group
                                                 424 West 33rd Street, Suite 540
                                                 New York, NY 10001

                                    THE VIRGINIA S. TOZER FAMILY TRUST


                                    By:   /s/ W. James Tozer, Jr.
                                          -----------------------
                                          Name:  W. James Tozer, Jr.
                                          Title: Trustee

                                    Address:  c/o Vectra Management Group
                                                  424 West 33rd Street,
                                                  Suite 540
                                                  New York, NY 10001


                                    CRATON CAPITAL, L.P.

                                    By:  Craton Capital EP, LLC as
                                         General Partner


                                    By:   /s/ Raju L. Shah
                                      -   ----------------
                                          Name:  Raju L. Shah
                                          Title: Member

                                    Address: c/o Vectra Management Group
                                                 424 West 33rd Street, Suite 540
                                                 New York, NY 10001


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

                                   SCHEDULE I


==================================== =================== =======================
                                                             NUMBER OF SHARES
NAME AND ADDRESS                                              OF COMMON STOCK
OF PURCHASER                            PURCHASE PRICE           PURCHASED
==================================== =================== =======================


Northlea Partners Ltd.
2365 NW 41st Street
Boca Raton, Florida 33431                 $ 10,917.00               7,278

Columbus Nova Investments I Ltd.
c/o Columbus Nova LLC
590 Madison Avenue, 38th Floor
New York, NY 10022                        $ 70,956.00              47,304

W. James Tozer, Jr.
424 West 33rd Street, Suite 540
New York, NY 10001                        $ 37,500.00              25,000

The Virginia S. Tozer Family Trust
424 West 33rd Street, Suite 540
New York, NY 10001                        $ 22,500.00              15,000

Sigma International II, L.P.
Rosemount
Ballakilpheric, Colby
Isle of Man   IM9   4BS                   $ 15,000.00              10,000

Craton Capital, LP
c/o Vectra Management Group
424 West 33rd Street, Suite 540
New York, NY 10001                        $  7,500.00               5,000

VMR High Octane Fund
c/o Bridgewaters
P.O. Box 282
Victoria Street
Douglas, Isle of Man
1M99 2DR                                  $ 17,089.50              11,393


TOTAL:                                    $181,462.50             120,975
                                          ===========             =======

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


                                    EXHIBIT A

                             Schedule of Exceptions
                             ----------------------

                                    EXHIBIT B

                     Certificate of Incorporation and Bylaws
                     ---------------------------------------

                                    EXHIBIT C

                              Financial Statements
                              --------------------